EXHIBIT 23 (J)








                        CONSENT OF INDEPENDENT AUDITORS'



WE CONSENT TO THE USE OF OUR REPORTS INCORPORATED HEREIN AND TO THE REFERENCE TO OUR FIRM UNDER THE HEADINGS "FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS AND "INDEPENDENT AUDITORS" IN THE STATEMENT OF ADDITIONAL INFORMATION.




                                   /S/ KPMG PEAT MARWICK LLP

                                   KPMG PEAT MARWICK LLP



FEBRUARY 19, 1999
OMAHA, NEBRASKA